PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT
                        PHL VARIABLE ACCUMULATION ACCOUNT

                SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2004

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     The following replaces the first paragraph under the section titled "Sales of Variable Accumulation Contracts" in your prospectus:

     Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the contracts. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly owned subsidiary of The Phoenix Companies, Inc. and is an affiliate of Phoenix and PHL Variable.

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Dated: July 15, 2004           Please keep this supplement for future reference.




















TF863